                                                                    EXHIBIT 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Xenonics Holdings, Inc (the "Company") hereby certifies that, to his knowledge:

            (i) The Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

            (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 16, 2005
                                               /s/ RICHARD J. NAUGHTON
                                               __________________________
                                               Richard J. Naughton
                                               Chief Executive Officer

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Xenonics Holdings, Inc (the "Company") hereby certifies that, to her knowledge:

            (i) The Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

            (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 16, 2005

                                              /s/ DONNA G. LEE
                                              _______________________
                                              Donna G. Lee
                                              Chief Financial Officer